Exhibit 10.5

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT, dated as of September 17, 2001, executed and delivered by James Spiezio ("Pledgor"), to Beacon Power Corporation ("Pledgee") under the below-described Note.

                              W I T N E S S E T H :

         WHEREAS, Pledgor is the record and beneficial owner of the shares of Common Stock and options to purchase Common Stock described in Exhibit A hereto (the "Pledged Securities") and issued by the Pledgee; and

         WHEREAS, Pledgor has executed a Note of even date herewith (as amended, modified, supplemented and restated from time to time, the "Note"), pursuant to which the Pledgee has agreed to make certain loans to the Pledgor (the "Obligations"); and

         WHEREAS, in accordance with the terms of the Note, and as security for all of the amounts outstanding thereunder, the Pledgee is requiring that Pledgor execute and deliver this Pledge Agreement and grant the security interest contemplated hereby.

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Pledgee to make the loans under the Note, it is agreed as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Note are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Pledge Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

         "Agreement" shall mean this Pledge Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

         "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

         "Event of Default" shall mean any of the following events:

                  (a) there shall occur any "Event of Default" under the Note, as such term is defined therein, or demand shall be made for payment of all principal and interest thereunder and such payment shall remain unpaid for 10 or more days;

                  (b) any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress;

                  (c) Pledgor shall default in the observance or performance of any covenant or agreement set forth in this Agreement or the Note and such default shall continue for thirty (30) days or more after written notice from Pledgee; or

                  (d) Pledgor makes any representations or warranties in this Agreement or in any certificate or statement furnished at any time hereunder or thereunder or in connection herewith or therewith which proves to have been untrue or misleading in any material respect when made or furnished and which continues to be untrue or misleading in any material respect.

         "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

         2. Pledge. Pledgor hereby pledges, conveys, hypothecates, mortgages, assigns, sets over, delivers and grants to the Pledgee a security interest in all of the following (collectively, the "Pledged Collateral"):

                  2.1 the Pledged Securities, all Investment Property (as such term is defined in the Uniform Commercial Code) in connection with the Pledged Securities, all general intangibles related to the Pledged Securities, the certificates and agreements, if any, representing the Pledged Securities, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities; and

                  2.2 all additional shares or options to purchase shares or other Investment Property of Pledgee from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Pledged Securities), and the certificates and agreements, if any, representing such additional interests, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests; and

                  2.3      all proceeds of any of the foregoing.

         3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the payment and performance of all of the Obligations.

         4. Delivery of Pledged Collateral. All certificates and agreements representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgor agrees to deliver to the Pledgee all stock certificates representing the Shares immediately following release of such certificates from SSB. The Pledgee shall have the right, in its discretion and without notice to Pledgor at any time after the occurrence and during the continuance of an Event of Default, to transfer to or to register in the name of the Pledgee, or any of its nominees, subject to the terms of this Agreement, any or all of the Pledged Securities. In addition, the Pledgee shall have the right at any time following an Event of Default to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         5. Representations and Warranties. Pledgor represents and warrants to the Pledgee that:

                  5.1 Pledgor is, and at the time of delivery of the Pledged Securities to the Pledgee pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral free and clear of any Lien thereon or affecting the title thereto except for the Lien created by this Agreement (and prior to repayment of the SSB Loan, a lien in favor of SSB).

                  5.2 The Pledged Securities are fully paid and non-assessable.

                  5.3 None of the Pledged Securities has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject. Pledgor's execution and delivery of this Agreement and the pledge of the Pledged Collateral hereunder do not, directly or indirectly, violate or result in a violation of any such laws.

                  5.4 No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental departments, commissions, boards, bureaus, agencies or other instrumentalities, domestic or foreign, is required to be made or obtained by Pledgor either (a) for the pledge of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (b) for the exercise by the Pledgee of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally and any restrictions imposed on the pledged Options under any applicable plan or agreement.

                  5.5 Upon delivery of the Pledged Collateral to Pledgee upon release from SSB, the pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Obligations, subject to no other Lien.

                  5.6 This Agreement has been duly executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

         The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

         6. Covenants. Pledgor covenants and agrees that until the indefeasible payment in full of the Obligations:

                  6.1 Except as provided herein, without the prior written consent of the Pledgee, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien therein.

                  6.2 Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Pledgee from time to time may reasonably request in order to ensure to the Pledgee the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary or desirable Uniform Commercial Code financing statements, which may be filed by the Pledgee with or without the signature of Pledgor, and will cooperate with the Pledgee, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

                  6.3 Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Pledgee thereon against the claim of any Person and will maintain and preserve such Liens.

                  6.4 Pledgor will, upon obtaining any additional shares of stock or options to purchase stock of the Pledgee which are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Pledgee such additional Pledged Securities pursuant to this Agreement. Pledgor hereby agrees that all shares of stock or options to purchase stock so delivered to the Pledgee shall for all purposes hereunder be considered Pledged Securities or Pledged Collateral, as applicable.

                  6.5 Pledgor will pay all taxes, assessments and charges levied, assessed or imposed upon the Pledged Collateral owned by it before the same become delinquent or become Liens upon any of the Pledged Collateral except where such taxes, assessments and charges may be contested in good faith by appropriate proceedings.

                  6.6 Pledgor will not create, grant or suffer to exist any Lien on any of the Pledged Collateral except those in favor of the Pledgee.

         7. Distributions; Etc.

                  7.1 Delivery by Pledgor of Distributions. Until the Obligations are paid in full, the Pledgee shall have the sole and exclusive right to receive and retain any distributions on the Pledged Collateral which Pledgor would otherwise be authorized to receive and retain. In such event, Pledgor shall pay over to the Pledgee any distributions received by Pledgor with respect to the Pledged Collateral and any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this Section
7.1 shall be applied to the repayment of the Obligations in accordance with the provisions hereof. Any and all stock or liquidating distributions, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of Pledgee or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which Pledgee may be a party or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by Pledgor, shall be received in trust for benefit of the Pledgee, be segregated from the other property and funds of Pledgor, and shall forthwith be delivered to the Pledgee to be held subject to the terms of this Agreement.

                  7.2 Holding Pledged Collateral; Exchanges. The Pledgee may hold any of the Pledged Collateral, endorsed or assigned in blank, and following an Event of Default, may make denominational exchanges or registrations or transfers or for such other reasonable purpose in furtherance of this Agreement as the Pledgee may deem desirable. The Pledgee shall have the right, if necessary to perfect its security interest, to transfer to or register in the name of the Pledgee or any of its nominees, any or all of the Pledged Collateral; provided that notwithstanding the foregoing, until any transfer of beneficial ownership with respect to the Pledged Collateral pursuant to any exercise of remedies under Section 8 hereof, Pledgor shall continue to be the beneficial owner of the Pledged Collateral. In addition, the Pledgee shall have the right at any time following the occurrence and continuance of an Event of Default to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

         8. Remedies. Upon and after an Event of Default, the Pledgee shall have the following rights and remedies:

                  8.1 Secured Creditor. All of the rights and remedies of a secured party under the Uniform Commercial Code of the State where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Agreement.

                  8.2 Retirement of Pledged Securities. The Pledgee may, without demand and without advertisement, notice or legal process of any kind (except as may be required by law), all of which Pledgor waives, at any time or times (a) apply any cash distributions received by the Pledgee pursuant to Section 7.1 hereof to the Obligations, if not previously applied, and (b) if following such application there remains outstanding any Obligations, foreclose on the Pledged Securities and retire all or any part of the Pledged Securities as treasury stock. Upon foreclosure and retirement of all or any part of the Pledged Securities, the Pledgee shall calculate the value of the Pledged Securities at the average of the closing sales prices of the Pledgee's common stock on NASDAQ for the 10 trading days preceding the date of foreclosure. The value of the Pledged Securities shall be applied by the Pledgee, without any marshaling of assets, in the following order:

                  (a) first, to the payment of all of the reasonable costs and expenses of such foreclosure and retirement, including, without limitation, reasonable legal fees, and all other expenses, liabilities and advances made or incurred by the Pledgee in connection therewith (including, without limitation, costs and expenses incurred in connection with any bankruptcy, reorganization or insolvency proceeding);

                  (b) second, to the payment of the Obligations as set forth in the Note, until payment in full thereof; and

                  (c) third, any remaining Pledged Securities shall be returned to the Pledgor.

                  8.3 Notice. In addition thereto, Pledgor further agrees that in the event that notice is necessary under applicable law, written notice mailed to Pledgor in the manner specified in Section 16 hereof ten (10) days prior to the date of the foreclosure and retirement, shall constitute commercially reasonable and fair notice.

                  8.4 Waiver of Certain Rights. Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the retirement by Pledgee of the Pledged Securities, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power or remedy of the Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Pledgee of any one or more of such rights, powers or remedies. No failure or delay on the part of the Pledgee to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by the Pledgee with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                  8.5 Specific Performance. Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Pledgee, that the Pledgee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

         9. Power of Attorney; Proxy.

                  9.1 Upon and after an Event of Default and during the continuance of such Event of Default, Pledgor irrevocably designates, makes, constitutes and appoints the Pledgee (and all Persons designated by the Pledgee) as its true and lawful attorney (and agent-in-fact) and the Pledgee, or the Pledgee's agent, may, without notice to Pledgor, and at such time or times thereafter as the Pledgee or said agent, in its discretion, may determine, in the name of Pledgor or the Pledgee: (a) transfer the Pledged Collateral on the books of the issuer thereof, with full power of substitution in the premises;
(b) endorse the name of Pledgor upon any checks, notes, acceptance, money orders, certificates, drafts or other forms of payment of security that come into the Pledgee's possession to the extent they constitute Pledged Collateral; and (c) do all acts and things necessary, in the Pledgee's discretion, to fulfill the obligations of Pledgor under this Agreement.

                  9.2 Upon the occurrence, and during the continuance, of any Event of Default hereunder, the Pledgee, or its nominee, without notice or demand of any kind to Pledgor, shall have the sole and exclusive right to exercise all voting powers pertaining to any and all of the Pledged Collateral (and to give written consents in lieu of voting thereon) and may exercise such power in such manner as the Pledgee, in its sole discretion, shall determine. THIS PROXY IS COUPLED WITH AN INTEREST AND IS IRREVOCABLE. The exercise by the Pledgee of any of its rights and remedies under this Section shall not be deemed a disposition of Pledged Collateral under Article 9 of the Uniform Commercial Code nor an acceptance by the Pledgee of any of the Pledged Collateral in satisfaction of any of the Obligations.

         10. Waiver. No delay on the Pledgee's part in exercising any right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Pledgee with respect to any right hereunder, shall constitute a waiver thereof, or limit or impair the Pledgee's right to take any action or to exercise any right hereunder, without notice or demand, or prejudice the Pledgee's rights as against Pledgor in any respect.

         11. Termination. This Agreement shall terminate and be of no further force or effect at such time as the Obligations shall be paid in full. Upon such termination of this Agreement, the Pledgee shall deliver to Pledgor the Pledged Collateral at the time subject to this Agreement and then in the Pledgee's possession or control and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

         12. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         13. Miscellaneous. This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Pledgee and its successors and assigns, and shall be governed by, and construed and enforced as a sealed instrument in accordance with, the internal laws in effect in the Commonwealth of Massachusetts, and none of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Pledgee and Pledgor.

         14. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

         15. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in accordance with the terms of the Note.


         16. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         17. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

   IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


                                            ----------------------------
                                            James Spiezio

                                    EXHIBIT A

     Attached to and forming a part of that certain Pledge Agreement dated as of September 17, 2001 executed and delivered by James Spiezio, as Pledgor, to Beacon Power Corporation, as Pledgee.



Outstanding Common Stock                          Outstanding Stock Options

       46,667                                               153,333